STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into December 29, 1995, by and between SYRATECH CORPORATION, a Delaware corporation ("Buyer"), HAMILTON PRECISION METALS, INC., a Delaware corporation ("Hamilton"), and KATY INDUSTRIES, INC., a Delaware corporation ("Katy"). Hamilton and Katy are hereinafter sometimes collectively referred to as "Sellers".
                           RECITALS:
     A. Hamilton owns all ninety-six (96) issued and outstanding shares (the "Shares") of WSC Liquidating, Inc., a Connecticut corporation ("WSCL"). In turn WSCL owns two million five hundred fifty-five thousand five hundred (2,555,500) shares of Syratech Corporation Common Stock, par value $0.01 a share (the "Syratech Shares").
     B. Buyer desires to purchase from Hamilton, and Hamilton desires to sell to Buyer, all of the Shares on the terms and conditions contained in this Agreement.
     C. To induce Buyer to enter into and consummate the transaction contemplated herein, Katy, as the parent of Hamilton, which will indirectly benefit from the transaction, desires to join Hamilton in certain representations, warranties and indemnities with respect to the Shares and WSCL.
     NOW, THEREFORE, Seller and Buyer, in consideration of the mutual covenants and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:
                           ARTICLE I
                       PURCHASE AND SALE
     Subject to the terms and condition set forth herein, and in reliance on the representations and warranties contained herein, Buyer agrees to purchase from Hamilton, and Hamilton agrees to sell to Buyer, the Shares.
                           ARTICLE II
                  PURCHASE PRICE: THE CLOSING
     2.1 Purchase Price. The purchase price (the "Purchase Price") for all of the Shares shall be Four Million One Hundred Six Thousand Three Hundred Three Dollars ($4,106,303).
     2.2 Closing and Closing Date. The transaction contemplated hereby shall be consummated and closed at the office of Holleb & Coff, Suite 4100, 55 East Monroe Street, Chicago, Illinois, 60603-5896, on December 29, 1995, at 5:00 p.m. Chicago Time (the "Closing"). The date on which the Closing occurs is the "Closing Date".
     2.3  Sellers' Obligations at Closing.  At the Closing,
 Katy shall cause Hamilton to deliver, and Hamilton shall deliver, to Buyer the following:
          (a) Certificates evidencing the Shares duly endorsed in blank or accompanied by duly executed stock powers;
          (b) Resignation of WSCL's board of directors and officers;
          (c) True and complete copies of the agreement with Northern Trust Company, an Illinois banking corporation ("Northern Trust") pursuant to which on December 27, 1995 Northern Trust made a loan (the "Loan") to WSCL (the unpaid principal amount of which on, and accrued interest to, the date hereof aggregates $39,300,089) and all security agreements and other documents related or collateral thereto, certified as such by an officer of each of Hamilton and Katy.
          (d) The opinion of Messrs. Holleb & Coff to the effect set forth in Exhibit A annexed hereto; and
          (e) Any other items required to be delivered by Hamilton or Katy under the terms and provisions of this Agreement.
     2.4  Buyer's Obligations at Closing.  At the Closing,
 Buyer shall deliver to Hamilton the following:
          (a) The Purchase Price (less the Credit provided for in Article V) which shall be paid by delivery of Buyer's promissory note, dated as of the Closing Date, payable to the order of Hamilton, which shall mature and become due and payable at the close of business on January 2, 1996 and shall bear interest at the rate of 5.51% per annum (computed on the basis of a 365 day year). The promissory note shall be in the amount of Three Million Seven Hundred Eighty-Six Thousand Eight Hundred Sixty-Five and 50/100 Dollars ($3,786,865.50), i.e., an amount equal to the Purchase Price minus the Credit provided for in Article V.
          (b) Any other items to be delivered by Buyer under the terms and provisions of this Agreement.
                          ARTICLE III
       REPRESENTATIONS AND WARRANTIES OF KATY AND SELLER
     Katy and Seller jointly and severally represent and warrant to Buyer as follows:
     3.1 Authority. Hamilton and Katy are each corporations duly organized, validly existing and in good standing under the laws of Delaware. Each has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and to enter into this Agreement and to carry out the transactions contemplated herein. The execution, delivery and performance of the Agreement by each of Katy and Hamilton, respectively, has been duly authorized by all necessary corporate action. This Agreement has been duly and validly executed and delivered by Katy and Hamilton and constitutes the legal, valid and binding obligation of Katy and Hamilton enforceable against each of Katy and Hamilton in accordance with its terms.
     3.2  Capitalization: Hamilton's Ownership of Shares.
          (a) The Shares are duly authorized, validly issued, fully paid and non-assessable and consist of all of the issued and outstanding common stock of WSCL, which is the only class of stock of WSCL that is authorized or outstanding.
          (b) Hamilton owns and has, and at the Closing shall transfer to Buyer, good, marketable and indefeasible title to the Shares, free and clear of all liens, claims and encumbrances.
          (c) None of the Shares has been issued in the violation of any laws pertaining to the issuance of securities or in violation of any rights, preemptive or otherwise, or any past or present shareholder of WSCL.
     3.3 WSCL. WSCL is a corporation duly organized, validly existing and in good standing under the laws of the State of Connecticut, with all requisite corporate power to own, lease and operate its properties and to carry on its business as now being conducted. WSCL has no assets other than the Syratech Shares. WSCL has good, marketable and indefeasible title to the Syratech Shares, free and clear of all liens, claims and encumbrances of any kind except for the lien of Northern Trust as security for the loan. WSCL has, and immediately following the Closing will have, no liabilities other than the Loan. Without limiting the generality of the foregoing, immediately following the Closing, WSCL shall have no liability or obligation of any kind (i) to Northern Trust (other than for the principal of, and interest on, the Loan) or to others for fees and expenses in connection with obtaining and/or documenting the Loan or (ii) for accounting or advisory fees or taxes of any kind, including, without limitation, income taxes.
     3.4 Katy's Public Filings. Katy's Common Stock, per value $1.00 a share, is registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and since January 1, 1995, Katy has filed all Reports pursuant to Section 13 or 15(d) of the Exchange Act that it was required to file. Such Reports, when filed, conformed to the Exchange Act in all material respects. None of such Reports, when filed, contained any untrue statement of material fact or omitted to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.
     3.5 Litigation. There is no suit, labor dispute, action or proceeding pending or threatened against WSCL.
     3.6 No Violations of Law. Neither Sellers nor WSCL has received any written notices, and no suits or judgments are currently pending, or threatened, concerning any alleged violation by WSCL of any applicable law.
     3.7 Full Disclosure. Neither this Agreement nor any other written information furnished by Seller or WSCL to Buyer in connection with this Agreement contains or will contain any untrue statement of material fact or will omit to state a material fact necessary to make the statements made, in light of the circumstances in which they were made, not misleading.
     3.8 Due Diligence. Katy and Hamilton have had the opportunity to conduct complete due diligence in respect of Buyer, have made inquiries as to the business and financial condition of Buyer and its subsidiaries, have examined all public filings of Buyer, have had the access and opportunity to make such investigation of the business and financial condition of Buyer as they deemed necessary, have not been denied access to any information that they required, and have not otherwise been hampered in the investigation of Buyer; and neither Katy nor Hamilton is relying on any representations, warranties or statements concerning Buyer that are not contained in this Agreement.
     Each of the foregoing representations, warranties and acknowledgments shall be deemed remade by Katy and Hamilton to Buyer on the closing Date and shall survive the Closing.
                           ARTICLE IV
            REPRESENTATIONS AND WARRANTIES OF BUYER
     Buyer represents and warrants to Seller as follows:
     4.1 Authority. Buyer is a corporation duly organized, validly existing and in good standing under the laws of Delaware, with all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and to enter into this Agreement and to carry out the transaction contemplated herein. The execution, delivery and performance of this Agreement by Buyer has been duly authorized and all necessary corporate action. This Agreement has been duly and validly executed and delivered by Buyer and constitutes the legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms.
     4.2 Securities. Buyer hereby acknowledges that the Shares are not registered under the Securities Act of 1933, as amended, or registered or qualified for sale under any state securities law and cannot be resold without registration thereunder or exemption therefrom. Buyer is acquiring the Shares for its own account as principal, for investment, and not with a view toward the sale or distribution thereof. Buyer has sufficient knowledge and experience in financial and business matters to enable it to evaluate the risks of investment in the Shares and has the ability to bear the economic risks of such investment.
     Each of the foregoing representations, warranties, and acknowledgments shall be deemed remade by Buyer to Seller on the Closing Date and shall survive the Closing.
                           ARTICLE V
                        TRANSACTION FEE
     Allen & Company, Incorporated (Allen") acted on behalf of all parties hereto in arranging the transactions contemplated by this Agreement. For its services, the parties have agreed to pay Allen the aggregate amount of Six Hundred Thirty Eight Thousand Eight Hundred Seventy Five Dollars ($638,875), one-half of which is chargeable to Seller and the other half of which is chargeable to Buyer. Buyer has agreed to accept responsibility for discharging the parties' entire obligation to Allen, and, in consideration of Buyer's so doing, Seller has agreed to give Buyer a credit (the "Credit") of Three Hundred Nineteen Thousand Four Hundred Thirty Seven and 50/100 Dollars ($319,437.50) against the purchase price of the Shares. Each party to this Agreement represents and warrants to each other party hereto (and Seller so represents to WSCL) that no other investment banker, intermediary broker, finder or other agent has been employed by such party (or WSCL) in connection with the transactions that are the subject of this Agreement.
                           ARTICLE VI
                        INDEMNIFICATION
     6.1 Each of Katy and Hamilton, jointly and severally, agrees to indemnify the Buyer and each of the Buyer's affiliates (including after the Closing, WSCL), and their respective officers, directors, employees, agents and representatives (collectively, the "Indemnified Persons"; and each an "Indemnified Person"), against, and agrees to hold each of them harmless from, any and all Losses incurred or suffered by them relating to or arising out of, or in connection with, any of the following: (a) any breach of or any inaccuracy in any representation or warranty made by Katy or Hamilton in this Agreement or any agreement, document or other writing delivered at the Closing; (b) any breach of, or failure by Katy or Hamilton to perform, any covenant or obligation of Katy or Hamilton set out in this Agreement; and/or (c) any undisclosed liabilities or obligations or WSCL. Without limiting the generality of the foregoing, Katy and Hamilton, jointly and severally, shall indemnify each and all of the Indemnified Persons (including WSCL) from and against any and all liability for all Taxes (as hereinafter defined) and related Losses for which WSCL or Buyer might be or become liable for any period up to and including the Closing including consummation of the transactions contemplated by this Agreement. As used herein the term "Losses" means any and all liabilities, lawsuits, costs, claims, damages, penalties and expenses, including attorney's fees, disbursements and other charges, in each case incurred by an Indemnified Person, including, without limitation, Losses incurred in making or enforcing a claim for indemnification against Katy and/or Hamilton; and the term "Taxes" means income and other taxes, including, without limitation, taxes, levies and other assessments, including gross receipts, real and personal (tangible land intangible), sales, use, franchise, production, license, employment, severance and withholding taxes, together with any interest, additions or penalties with respect thereto, and any interest in respect of each such additions or penalties, which are imposed by any Governmental Authority.
     6.2 Indemnity Obligation of Buyer. Buyer shall indemnify, defend and hold Seller harmless against and in respect of all claims, demands, losses and expenses, including interest penalties and reasonable attorneys' fees and expenses, which arise, result from or relate to (i) any inaccuracy, misrepresentation, breach or failure by Buyer to perform any of its representations, warranties, covenants, or agreements under or pursuant to this Agreement, (ii) any failure to Buyer to pay the Loan, and (iii) debts, obligations or liabilities of WSCL attributable to periods from and after the Closing, except for interest on the Loan to and including January 2, 1996.
                          ARTICLE VII
                         MISCELLANEOUS
     7.1 Choice of Law. This Agreement and all documents executed and delivered hereunder shall be deemed to be contracts under the laws of Delaware, and for all purposes shall be construed in accordance with such laws.
     7.2 Further Assurances. From time to time after the Closing, at Buyer's request and without further consideration therefor, Seller shall perform, execute and deliver all such further acts, assignments and assurances as may reasonably be required for the more effective assigning, granting and selling of the Shares transferred or to be transferred pursuant to this Agreement, and as may be appropriate to carry out the transaction contemplated hereby.
     7.3 Headings. The headings in this Agreement are for the purpose of reference only and shall not limit, enlarge or otherwise affect any terms or provisions of this Agreement.
     7.4 Severability. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not, in any way, be affected by or impaired thereby.
     7.5 Survival of Representations. All representations, warranties, covenants and agreements hereunder shall survive the Closing.
     7.6 Entire Agreement. This instrument sets forth the entire agreement among the parties with respect to the subject matter of this Agreement. All negotiations relative to the matters contemplated by this Agreement are merged herein.
     7.7 Waiver. No provision of this Agreement shall be altered, amended, revoked or waived except by an instrument in writing signed by the party sought to be charged.
     7.8 Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
     IN WITNESS WHEREOF, the parties have made and delivered this Agreement as of the date set forth above written.


 SELLER:                           BUYER:
 _____________________________          SYRATECH CORPORATION

 By:__________________________               By:__________________________
    Name:____________________
 Name:______________________
    Title:_____________________            Title: Vice
 President, Secretary
                                           and General Counsel


 KATY INDUSTRIES, INC.

 By:__________________________
    Name:____________________
    Title:_____________________